SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549



                                    FORM 8-K




                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 July 17, 1996
                  ------------------------------------------
                        (Date of earliest event reported)



                             BankAmerica Corporation
- -------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



   Delaware                        1-7377                94-1681731
- -------------------------------------------------------------------
(State or other jurisdiction     (Commission      (I.R.S. Employer
  of incorporation)              File Number)   Identification Number)


Bank of America Center
555 California Street
San Francisco, California                                    94104
- -------------------------------------------------------------------
(Address of principal executive offices)                 (Zip Code)



                         415-622-3530
         (Registrant's telephone number, including area code)

4063959

      Item 5.     Other Events.

            Attached hereto as Exhibit 99 is a copy of BankAmerica Corporation's press release dated July 17, 1996 titled "BankAmerica Second Quarter Earnings."


      Item 7.  Financial Statements, Pro Forma
               Financial Information and Exhibits.

      /a/      Financial Statements of Businesses Acquired
               Not applicable.

      /b/      Pro Forma Financial Information
               Not applicable.

      (c)      Exhibits


Exhibit
Number      Description
- ------      -----------

    99 BankAmerica Corporation press release dated July 17, 1996 titled "BankAmerica Second Quarter Earnings."




                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                BANKAMERICA CORPORATION
                                    (Registrant)



Date:  July 17, 1996
                                By  /s/ JAMES H. WILLIAMS
                                    -------------------------
                                     James H. Williams
                                     Executive Vice President
                                       and Chief Accounting Officer


4063959                                2